DENSEN MACHINERY INVESTMENT LIMITED
CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2008 AND DECEMBER 31, 2007

	June 30, 2008	December 31, 2007
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$423,410	$2,714,239
Accounts receivable	1,772,608	2,421
Other receivables, net of allowance for doubtful accounts	1,553,575	764,520
Advance to suppliers	2,040,945	1,076,542
Inventories, net	4,843,112	1,224,578
Prepaid expenses	10,471	3,039
Tax recoverable	448,156	276,912
Due from related parties	291,052	-

Total current assets	11,383,329	6,061,751

Property and equipment, net	21,282,795	20,196,721
Construction in progress	391,804	-
Intangible assets	578,330	571,604
Land use right	3,086,726	2,937,090
Long-term equity investments	1,193,283	1,121,122

TOTAL ASSETS	$37,916,267	$30,888,288

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	$4,556,939	$942,396
Advance from customers	253,991	39,904
Salary payable	49,037	4,956
Accrued expenses and other payables	310,293	156,951
Due to related parties	1,389,774	1,085,215

Total current liabilities	6,560,034	2,229,422

TOTAL LIABILITIES	6,560,034	2,229,422

MINORITY INTERESTS	15,300,621	14,039,158

STOCKHOLDERS’ EQUITY
Paid-in capital	1,285	1,285
Additional paid-in capital	15,183,615	15,183,615
Accumulated other comprehensive income	2,540,031	1,557,763
Accumulated deficit	(1,669,319)	(2,122,955)

TOTAL STOCKHOLDERS’ EQUITY	16,055,612	14,619,708

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$37,916,267	$30,888,288

See accompanying notes to consolidated financial statements

DENSEN MACHINERY INVESTMENT LIMITED
STATEMENTS OF CONSOLIDATED OPERATIONS AND OTHER COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007

	2008	2007
	(UNAUDITED)	(UNAUDITED)

NET REVENUE	$20,121,871	$6,373,665
Cost of sales	(18,280,610)	(6,248,262)

GROSS PROFIT	1,841,261	125,403
Operating expenses:
Sales and marketing expenses	(114,040)	(62,524)
General and administrative expenses	(745,776)	(267,418)
Impairment loss of assets	13,135	-

Profit/Loss from operations	994,580	(204,540)

Other Income/(Expense)
Interest income	44,706	-
Gain on disposal of fixed assets	9,287	-
Government grant income	70,695	64,683
Others income	6,840	259
Interest expense	(7)	(151,079)
Other expenses	(7,308)	-
	124,213	(86,137)

PROFIT/(LOSS) BEFORE INCOME TAXES AND MINORITY INTERESTS	1,118,793	(290,676)
Income tax expenses	(290,254)	-

PROFIT/(LOSS) BEFORE MINORITY INTERESTS	828,539	(290,676)
Minority interest	(374,903)	-

NET LOSS ATTRIBUTABLE TO STOCKHOLDERS	453,636	(290,676)

Other comprehensive income	982,268	374,763

Comprehensive income	$1,435,904	$84,086

See accompanying notes to consolidated financial statements

DENSEN MACHINERY INVESTMENT LIMITED
STATEMENT OF CONSOLIDATED CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(UNAUDITED)

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net profit/loss	$453,636	$(290,676)
Adjustments to reconcile net profit/(loss) to cash used in operating activities:
Minority interest	374,903	-
Depreciation and amortization	364,174	277,401
Provision for doubtful receivables	(12,408)	(24,468)
Changes in operating assets and liabilities:
Accounts receivable	(1,770,187)	(31,485)
Advance from customers	214,088
Inventories	(3,618,765)	(271,949)
Advances to suppliers	(964,903)	(461,567)
Prepaid expenses and other assets	(604,277)	(226,704)
Accounts payable	3,614,542	340,857
Accrued expenses and other current liabilities	(255,309)	(15,439)
Cash used in operating activities	(2,204,506)	(704,030)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment and other long-term assets	(1,045,104)	(808,982)
Net cash used in investing activities	(1,045,104)	(808,982)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds on short-term loan	-	1,439,207
Proceeds from related parties - gross	294,996	(299,293)
Net cash provided by financing activities	294,996	1,139,914

Effect of exchange rate changes on cash	663,785	406,366

NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	(2,290,829)	33,268

CASH AND CASH EQUIVALENTS, BEGINNING BALANCE	2,714,239	57,739

CASH AND CASH EQUIVALENTS, ENDING BALANCE	$423,410	$91,007

See accompanying notes to consolidated financial statements

DENSEN MACHINERY INVESTMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2008
(UNAUDITED)

NOTE 1—ORGANIZATION AND PROPOSED BUSINESS OPERATIONS (CONTINUED)

Densen Equipment Limited ("Densen Equipment", "the Company", "we", "us” or similar terms) is a British Virgin Islands corporation established on December 13, 2007 with its headquarter in Hong Kong. The Company has a 100% stock ownership of Densen Machinery Investment Limited, a Hong Kong limited corporation ("Densen Machinery"). In June 2005, Densen Machinery invested an aggregate sum of $15,180,000 in Densen Investment Limited (“Densen Investment”) to establish Changchun Densen Agricultural Machinery Equipment Co., Ltd. (“Changchun Densen”), and Changchun Densen commenced operations on September 27, 2005. Changchun Densen is engaged in the R&D and production of low-speed vehicles, tractors and construction machinery. Changchun Densen acquired certain trademarks rights from Changchun Tractor (Group) Co., Ltd. on January 09, 2007 for a 3% equity interest in Densen Machinery. To take advantage of its new trademark rights, Changchun Densen changed its corporate name to Changchun Densen Changtuo Agricultural Machinery Equipment Co., Ltd. On November 20, 2007, Changchun Densen and Stated-owned Assets Supervision and Administration Commission of Changchun (“the Commission”) started a joint venture to establish Chang Tuo Agricultural Machinery Equipment Group Co., Ltd. (“Chang Tuo”). Chang Tuo is engaged in R&D and production of low-speed vehicles, tractors and construction machineries, and sales of agricultural machineries and accessories. The total registered capital of Chang Tuo is RMB 200,000,000 ($28,571,429) which includes RMB 100,000,000 ($14,285,714) from Stated-owned Assets Supervision and Administration Commission of Changchun, RMB95,000,000 ($13,571,428) from Changchun Densen and RMB5,000,000 ($714,286) from the operator.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Densen Machinery Investment Limited. ("the Company"), its 97%-owned subsidiary Changchun Densen Changtuo Agriculture Machinery Manufacturing Co., Ltd. (“Changchun Densen”) and its 47.5%-owned joint venture Chang Tuo Agricultural Machinery Equipment Group Co., Ltd. (“Chang Tuo”) as of and for the six months ended June 30, 2008. As the Company appointed 4 directors of total 7 seats of Chang Tuo, the accounts of Chang Tuo is included in this consolidation. All significant inter-company accounts and transactions have been eliminated in consolidation.

Basis of Presentation

The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). The Company’s functional currency is the Chinese Renminbi; however the accompanying combined financial statements have been translated and presented in United States Dollars ($).

Use of Estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the periods. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount of property and equipment and intangible assets; the allocation of the purchase price for the Company’s acquisitions; the collectibility of accounts receivable; the fair value of share-based compensation; the useful lives and salvage values of property and equipment; the realizability of inventories; and amounts recorded for contingencies. These estimates are often based on complex judgments and assumptions that management believes to be reasonable but are inherently uncertain and unpredictable. Actual results may differ from those estimates.

Foreign Currency Translation

The reporting currency of the Company is the United States dollar (“US dollar”). Transactions denominated in currencies other than US dollar are translated into US dollar at the average rates for the period. Monetary assets and liabilities denominated in currencies other than US dollar are translated into US dollar at the rates of exchange ruling at the balance sheet date. The resulting exchange differences are recorded in the other expenses in the statement of income and comprehensive income.

DENSEN MACHINERY INVESTMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2008
(UNAUDITED)

NOTE 1—ORGANIZATION AND PROPOSED BUSINESS OPERATIONS (CONTINUED)

The financial records of the Company’s operating are maintained in their local currency, the Renminbi (“RMB”), which is the functional currency. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

RMB is not a fully convertible currency. All foreign exchange transactions involving RMB must take place either through the People’s Bank of China (the “PBOC”) or other institutions authorized to buy and sell foreign exchange. The exchange rates adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC, which are determined largely by supply and demand.

Fair Value of Financial Instruments

The carrying values of the Company’s financial instruments, including cash and cash equivalents, restricted cash, marketable securities, trade, bills and other receivables, deposits, dividend payable, trade, bills and other payables approximate their fair values due to the short-term maturity of such instruments. The carrying amounts of bank borrowings approximate their fair values because the applicable interest rates approximate current market rates.

It is management’s opinion that the Company is not exposed to significant interest, price or credit risks arising from these financial instruments.

In respect of foreign currency risk, the Company is exposed to this risk arising from import purchase transactions and recognized trade payables as they will affect the future operating results of the Company. The Company did not have any hedging transactions during the reporting periods. As the functional currency of the Company is RMB, the exchange difference on translation to US dollars for reporting purpose is taken to other comprehensive income.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Cash and Cash Equivalents

Cash consists of cash on hand, cash in bank accounts and interest-bearing savings accounts. Cash deposits that are restricted as to withdrawal or pledged as security, are disclosed separately on the face of the consolidated balance sheet, and not included in the cash total for the purpose of the consolidated statements of cash flows.

Accounts Receivable

Allowances for doubtful accounts are maintained against accounts receivable for estimated losses resulting from the inability of customers to make required payments. These allowances are based on both recent trends of certain customers estimated to be a greater credit risk as well as general trends of the entire customer pool. Accounts are written off against the allowance when it becomes evident collection will not occur. The company believes that there were no doubtful accounts at June 30, 2008 and 2007.

DENSEN MACHINERY INVESTMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2008
(UNAUDITED)

NOTE 1—ORGANIZATION AND PROPOSED BUSINESS OPERATIONS (CONTINUED)

Inventories

Inventories are stated at the lower of cost or market. Cost is determined on a weighted average basis and includes all expenditures incurred in bringing the goods to the point of sale and putting them in a saleable condition. In assessing the ultimate realization of inventories, the management makes judgments as to future demand requirements compared to current or committed inventory levels. Our reserve requirements generally increase as our projected demand requirements; decrease due to market conditions, product life cycle changes. The Company estimates the demand requirements based on market conditions, forecasts prepared by its customers, sales contracts and orders in hand.

In addition, the Company estimates net realizable value based on intended use, current market value and inventory ageing analyses. The Company writes down the inventories for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventories and the estimated market value based upon assumptions about future demand and market conditions. Historically, the actual net realizable value is close to the management estimation.

At June 30, 2008 and December 31, 2007, the Company had recorded $ 231 and $ 1,224,578, respectively, as an allowance for obsolete and slow moving inventories.

Property, Plant and Equipment

Property, plant and equipment are recorded at historical cost, less accumulated depreciation and amortization. Depreciation is calculated on a straight-line basis over the estimated useful lives of 30-40 years for buildings and improvements, 10 years for machinery and equipment and 5 years for furniture and fixtures. Expenditures for maintenance and repairs are charged to expense as incurred. Major renewals and betterments are charged to the property accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed to the current period.

Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

Land Use Rights

Land use right is stated at cost less accumulated amortization. Amortization is provided using the straight-line method over the designated terms of the lease of 50 years obtained from the relevant PRC land authority.

Other Intangible Assets

Other intangible assets include non-patent techniques, trademarks and capitalized accounting software. The cost of intangible asset is stated at cost less accumulated amortization. Amortization is provided using the straight-line method over estimated useful lives.

Capitalized Interest

The interest cost associated with the major development and construction projects is capitalized and included in the cost of the project. When no debt is incurred specifically for a project, interest is capitalized on amounts expended on the project using weighted-average cost of the Company’s outstanding borrowings. Capitalization of interest ceases when the project is substantially complete or development activity is suspended for more than a brief period.

DENSEN MACHINERY INVESTMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2008
(UNAUDITED)

NOTE 1—ORGANIZATION AND PROPOSED BUSINESS OPERATIONS (CONTINUED)

Impairment of Long-Lived Assets

In accordance with SFAS No.144, “Accounting for the impairment or Disposal of Long-Lived Assets”, the Company reviews the carrying values of long-lived assets, including property, plant and equipment, land use right and other intangible assets, whenever facts and circumstances indicate that the assets may be impaired. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If an asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs of disposal. The company believes that there is not fixed assets were impaired at June 30, 2008. For the year ended December 31, 2007, the Company performed annual impairment review of long-live asset and concluded that there was impairment loss of land use right of $652,070.

Revenue Recognition

The Company recognizes sales in accordance with the United States Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 101, “Revenue Recognition in Financial Statements” and SAB No. 104, “Revenue Recognition.” The Company recognizes revenue when the following fundamental criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting receivable is reasonably assured. Revenue is not recognized until title and risk of loss is transferred to the customer, which occurs upon delivery of goods, and objective evidence exists that customer acceptance provisions have been met. Provisions for discounts and returns are provided for at the time the related sales are recorded, and are reflected as a reduction of sales. The Company bases its estimates on historical experience taking into consideration the type of products sold, the type of customer, and the type of specific transaction in each arrangement. Revenues represent the invoiced value of goods, net of value added tax (“VAT”).

The Company does not offer promotional payments, customer coupons, rebates or other cash redemption offers to its customers.

Deposits or advance payments from customers prior to delivery of goods and passage of title of goods are recorded as advanced from customers.

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes”. Under this method, deferred income taxes are recognized for the estimated tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts and each year-end based on enacted tax laws and statutory rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized when, in management’s opinion; it is more likely than not that some portion of the deferred tax assets will not be realized. The provision for income taxes represents current taxes payable net of the change during the period in deferred tax assets and liabilities. The Company adopted FIN 48, Accounting for Uncertainty in Tax Positions.

Comprehensive Income

The Company uses SFAS 130 “Reporting Comprehensive Income”. Comprehensive income is comprised of net income and all changes to the statements of stockholders' equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders.

SFAS No.130, “Reporting Comprehensive Income,” establishes standards for reporting and displaying comprehensive income and its components in the consolidated financial statements. Accumulated other comprehensive income (loss) includes foreign currency translation adjustments.

DENSEN MACHINERY INVESTMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2008
(UNAUDITED)

NOTE 1—ORGANIZATION AND PROPOSED BUSINESS OPERATIONS (CONTINUED)

Long-Term Investments

The Company accounted for the 24% investment in Zhongji North Machinery Co., Ltd, (Zhongji North) using the equity method, under which the share of Zhongji North’ net income was recognized in the period in which it is earned. As of June 30, 2008, Zhongji North was in the period of establishment without any operation.

Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). This interpretation requires that we recognize in our financial statements, the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 were effective as of the beginning of our 2007 fiscal year. The adoption of FIN 48 had no material effect on our financial statements.

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurement” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This Statement shall be effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including any financial statements for an interim period within that fiscal year. The provisions of this statement should be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied, except in some circumstances where the statement shall be applied retrospectively. The adoption of SFAS 157 had no material effect on our financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS 159”). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Entities that elect the fair value option will report unrealized gains and losses in earnings at each subsequent reporting date. The fair value option may be elected on an instrument-by-instrument basis, with few exceptions. SFAS 159 also establishes presentation and disclosure requirements to facilitate comparisons between companies that choose different measurement attributes for similar assets and liabilities. The requirements of SFAS 159 are effective for our fiscal year beginning January 1, 2008. We are in the process of evaluating this guidance and therefore have not yet determined the impact that SFAS 159 will have on our financial statements upon adoption.

In December 2007, the FASB issued SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51”. SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The guidance will become effective for the fiscal year beginning after December 15, 2008. The management is in the process of evaluating the impact that SFAS 160 will have on the Company’s financial statements upon adoption.

In December 2007, the FASB issued SFAS No. 141 (Revised) “Business Combinations”. SFAS 141 (Revised) establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. The statement also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The guidance will become effective for the fiscal year beginning after December 15, 2008. The management is in the process of evaluating the impact that SFAS 141 (Revised) will have on the Company’s financial statements upon adoption.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities an amendment of FASB Statement No. 133.” SFAS 161 changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced

DENSEN MACHINERY INVESTMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2008
(UNAUDITED)

NOTE 1—ORGANIZATION AND PROPOSED BUSINESS OPERATIONS (CONTINUED)

disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. Based on current conditions, the Company does not expect the adoption of SFAS 161 to have a significant impact on its results of operations or financial position.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). SFAS 162 will not have an impact on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60.” The scope of SFAS 163 is limited to financial guarantee insurance (and reinsurance) contracts, as described in this Statement, issued by enterprises included within the scope of Statement 60. Accordingly, SFAS 163 does not apply to financial guarantee contracts issued by enterprises excluded from the scope of Statement 60 or to some insurance contracts that seem similar to financial guarantee insurance contracts issued by insurance enterprises (such as mortgage guaranty insurance or credit insurance on trade receivables). SFAS 163 also does not apply to financial guarantee insurance contracts that are derivative instruments included within the scope of FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS 163 will not have an impact on the Company’s financial statements.

NOTE 2 INVENTORIES

Inventories, by major categories, as of June 30, 2008 and December 31, 2007 are as follows:

	2008	2007
	øUnaudited÷
Raw material	$1,354,754	$768,566
Low value consumables	87,563	71,392
Finished goods	2,856,674	384,619
Working in progress	384,809	-
Consignment goods	159,542	-
	4,843,342	1,224,577

Less: Provision for obsolete inventories	(231)	-

Inventories, net	$4,843,111	$1,224,577

Provision for obsolete inventories of $231 was charged to operations for the six months ended June 30, 2008.

NOTE 3 ADVANCE TO SUPPLIERS

Advance to suppliers represent partial payments or deposits on inventory purchases and amounted to $2,040,945 as of June 30, 2008 and $1,076,042 as of December 31, 2007 respectively.

NOTE 4 OTHER RECEIVABLES

As of June 30, 2008 and December 31, 2007, the Company’s other receivables consist of the following:

DENSEN MACHINERY INVESTMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2008

NOTE 4 OTHER RECEIVABLES (CONTINUED)

	2008	2007
	øUnaudited÷
Advance to employee	$139,410	$142,736
Down payment of long-term investment	145,522	-
Rebate receivable	263,777	-
Advance payment of land use right & property	1,004,589	635,456
Others	1,310	-

Less: Allowance for doubtful accounts	(1,033)	(13,672)

Total other receivables, net	$1,553,575	$764,520

NOTE 5 PROPERTIES, PLANT AND EQUIPMENT

Property, plant and equipment as of June 30, 2008 and December 31, 2007 consist of the following:

	2008	2007
Cost:	(Unaudited)
Plant and Building	$20,735,313	$19,457,464
Machinery and Equipment	1,385,000	1,267,496
Office Furniture and Equipment	88,819	64,192
Transportation Equipment	223,434	209,923
Total at cost	22,432,566	20,999,075

Less: Accumulated depreciation	(1,149,771)	(802,354)

Total property, plant and equipment, net	$21,282,795	$20,196,721

The range of estimated useful lives to depreciate property, plant and equipment is as follows:

Estimated useful life
Plant and Building	30-40 years
Machinery and Equipment	10 years
Office Furniture and Equipment	5 years
Transportation Equipment	5 years

Depreciation expense for the six months ended June30, 2008 were $294,623 and for year ended 2007 were $543,912 respectively.

NOTE 6 LAND USE RIGHTS

At June 30, 2008 and December 31, 2007, land use rights were as follows:

	2008	2007
	(Unaudited)
Cost of land use right	$3,940,743	$3,792,438

Less: Accumulated amortization	(159,977)	(113,278)
	3,780,766	3,589,160

Less: Impairment loss on land use right	(694,040)	(652,070)

Land use rights, net	$3,086,726	$2,937,090

The Company obtained the right from the relevant PRC land authority for a period of fifty years to use the land on which the office premises, production facilities and warehouse of the Company are situated.

DENSEN MACHINERY INVESTMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2008

NOTE 6 LAND USE RIGHTS (CONTINUED)

An amortization expenses for the six months ended June 30, 2008 and year ended 2007 were $38,289 and $69,885 respectively.

The estimated annual amortization expense for land use rights for the next five years and thereafter is expected to be as follows as of June 30, 2008:

Year

2008	$39,407
2009	78,815
2010	78,815
2011	78,815
2012	78,815
Thereafter	2,732,059

Total	$3,086726

NOTE 7 OTHER INTANGIBLE ASSETS

As of June 30, 2008 and December 31, 2007, the Company’s intangible assets related to the Company’s acquisitions consisted of the followings:

	Useful life	2008		2007
Amortizable intangible assets:		(Unaudited	)
Trademark	10 years	$536,977		$504,505
Capitalized accounting software	10 years	14,148		6,427
Non-patent techniques	10 years	87,313		82,033
		638,439		592,965

Less: Total accumulated amortization		(60,108)		(21,361)

Other intangible assets, net		$578,330		$571,604

Other intangible assets are stated at cost less accumulated amortization. The amortization of other intangible assets in 2008 and 2007 were$31,261 and $12,531 respectively.

The estimated amortization expense for the next five years and thereafter is expected to be as follows as of June 30, 2008:

Year

2008	$31,586
2009	63,171
2010	63,171
2011	63,171
2012	63,171
Thereafter	294,060

Total	$578,330

NOTE 8 LONG-TERM LOANS

Long term loans represent amounts due to various financial institutions which are normally due on demand after one year. On June 22, 2006, $1,311,510 was borrowed under a two-year long-term loan credit facility from Kalun Credit Corporative, bearing interest at 8.874% per annum, secured by the Company’s real estate. The long-term loan was repaid on November 29, 2007.

DENSEN MACHINERY INVESTMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2008

NOTE 9 ACCRUED EXPENSES AND OTHER PAYABLES

As of June 30, 2008 and December 31, 2007, the accrued expenses and other liabilities of the Company are summarized as follows:

	2008	2007
	(Unaudited)
Accrued expenses	$30,133	$-

Other payables – equipment purchases payable	69,714	57,143
– warranty deposit	136,158	19,901
– borrowing from third party	72,761	68,361
– others	1,527	11,545

Total accrued expenses and other payables	$310,293	$156,950

The Company borrowed money from an unrelated individual for use in operations. The loan bore no interest, without formal repayment terms. The balance of the loan as of June 30, 2008 and December 31, 2007 amounted to $72,761 and $68,361, respectively.

NOTE 10 RELATED PARTY BALANCE AND TRANSCATIONS

Due from related parties

As of June 30, 2008 and December 31, 2007, the balance of due from related parties is presented below:

	2008	2007
	(Unaudited)
Yang Fengyan	$291,052	$-

The director of the Company, Mr. Lau San, and his wife Mrs. Yang Fengyan borrowed short-term loan. The borrowing bore no interest and had no formal repayment terms. The balance of the loan as of June 30, 2008 amounted to $291,052.

Due to related parties

As of June 30, 2008 and December 31, 2007, the balance of due to related parties is presented as follows:

	2008	2007
	(Unaudited)
Lau San	$471,317	$125,838
Wang Fudong	3,165	-
Mudanjiang Bingjiang Garden City	261,953	384,243
Changchun Junming Machinery Co., Ltd	245,098	341,805
Zhongji North Machinery Co., Ltd	408,241	233,329

Total due to related parties	$1,389,774	$1,085,215

The director of the Company, Mr. Lau San, loaned money to the Company for working capital. These amounts are interest- free, unsecured and repayable on demand.

The balance of due to related parties under Mudanjiang Bingjiang Garden City represented consideration payable to the Company for the construction of properties. Mr. Lau San, the director of the Company, has a controlling interest in Mudanjiang Bingjiang Garden City.

DENSEN MACHINERY INVESTMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2008

NOTE 10 RELATED PARTY BALANCE AND TRANSCATIONS (CONTINUED)

The Company borrowed money from Changchun Junming Machinery Co., Ltd, which is controlled by Mr. Lau San, the director of the Company for use in operations. The loan bore no interest and the principal is due upon demand.

The Company, as minority shareholder of Zhongji North, borrowed money from Zhongji, to fund the Company’s operation. These amounts are interest-free, without secured and the principal is due upon demand.

NOTE 11 MINORITY INTERESTS

Minority interests on the consolidated statement of income and comprehensive income of $374,903 and $102,041 for six months ended June 30, 2008 and year ended 2007 respectively represents the minority shareholders’ proportionate share of the net income of the Company.

NOTE 12 INCOME TAX

Changchun Densen and Chang Tuo are governed by the Income Tax Law of the PRC concerning the private-run enterprises, which are generally subject to tax at a statutory rate of 25% (starting from 2008) or 33% (before 2007) on income reported in the statutory financial statements after appropriated tax adjustments.

Changchun Densen is exempt from income tax for two years starting from the 1st profitable year or 2008, whichever is earlier, and subject to 50% discount on normal income tax rate for the following three years.

Changchun Densen had net operating loss of approximately $1,362,000 and $728,000 for the years ended December 31, 2007 and 2006, respectively, while Chang Tuo had net operating gain and loss of approximately $113,000 and nil for the years ended December 31, 2007 and 2006, respectively. A 100% valuation allowance has been established due to the uncertainty of its realization.

The following table reconciles the US statutory rates to the Company’s effective tax rate for the six months ended June 30, 2008 and 2007:

	2008	2007

US statutory rates	34%	(34%)
Tax rate difference	(5%)	1%
Valuation allowance	-	33%
Effect of net operating loss carry forward	(4%)
Tax per financial statements	25%	-

NOTE 13 OPERATING RISK

(a)	Country risk

Currently, the Company’s revenues are primarily derived from the sale of line of agriculture tractor to customers in the People’s Republic of China (PRC). The Company hopes to expand its operations to countries outside the PRC, however, such expansion has not been commenced and there are no assurances that the Company will be able to achieve such an expansion successfully. Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on the Company’s financial condition.

(b)	Products risk

In addition to competing with other manufacturers of disinfectant product offerings, the Company competes with larger U.S. companies who have greater funds available for expansion, marketing, research and development and the ability to attract more qualified personnel. These U.S. companies may be able to offer products at a lower price.

DENSEN MACHINERY INVESTMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2008
(UNAUDITED)

NOTE 13 OPERATING RISK (CONTINUED)

There can be no assurance that the Company will remain competitive should this occur.

(c)	Exchange risk

The Company can not guarantee that the current exchange rate will remain steady, therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of a fluctuating exchange rate actually post higher or lower profit depending on exchange rate of RMB converted to US dollars on that date. The exchange rate could fluctuate depending on changes in the political and economic environments without notice.

(d)	Political risk

Currently, PRC is in a period of growth and is openly promoting business development in order to bring more business into PRC. Additionally PRC currently allows a Chinese corporation to be owned by a United States corporation. If the laws or regulations relating to ownership of a Chinese corporation are changed by the PRC government, the Company's ability to operate the PRC subsidiaries could be affected.

(e)	Interest risk

The Company is exposed to interest rate risk arising from short-term variable rate borrowings from time to time. The Company’s future interest expense will fluctuate in line with any change in borrowing rates. The Company does not have any derivative financial instruments as of June 30, 2008 and December 31, 2007 and believes its exposure to interest rate risk is not material.

NOTE 14 COMMITMENT

Investment commitment

The Company is committed to invest approximately $1,746,267 (RMB12,000,000) into Zhongji North Machinery Co., Ltd and $509,328(RMB3,500,000) into Jilin Qilida Bearing Co., Ltd. At June 30, 2008, the Company has invested approximately $1,193,283(RMB8,200,000) into Zhongji North Machinery Co., Ltd and $145,522(RMB1,000,000) into Jilin Qilida Bearing Co., Ltd, and the Company is required to invest the remaining approximately $552,984 (RMB3,800,000) by November 19, 2009 to Zhongji North Machinery Co., Ltd and $363,806(RMB2,500,000) to Jilin Qilida Bearing Co., Ltd by the end of year 2008. The investment in Qilida has not closed as of June 30, 2008. Accordingly, the amount paid as of June 30, 2008 has been recorded as an acquisition deposit.